UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2021

ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)

(801) 263-0699
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

As previously announced, on December 10, 2020, ZAGG, Inc (“we” or “ZAGG”) entered into a Merger Agreement by and among Zephyr Parent, Inc., a Delaware corporation (“Parent”), and Zephyr Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (such transaction, the “Merger”). On or about January 21, 2021, we commenced mailing to our stockholders a proxy statement dated January 21, 2021 (the “Proxy Statement”) relating to the special meeting of stockholders of ZAGG scheduled to be hosted on the internet through a live webcast at www.virtualshareholdermeeting.com/ZAGG2021SM, at 9:00 a.m. Mountain Standard Time (MST) on February 18, 2021 (the “Special Meeting”).

Since the initial public announcement of the Merger on December 11, 2020, nine lawsuits, including two class action lawsuits, have been filed by purported ZAGG stockholders in connection with the Merger. Two lawsuits filed in the United States District Court for the District of Delaware are captioned Stein v. ZAGG Inc, et al., Case 1:21-cv-00019 (filed January 8, 2021) and Garcia v. ZAGG Inc, et al., Case 1:21-cv-00028 (filed January 12, 2021); five lawsuits filed in the United States District Court for the Southern District of New York are captioned Nikoughadem v. ZAGG Inc, et al., Case 1:21-cv-00358 (filed January 14, 2021), Hui v. ZAGG Inc, et al., Case 1:21-cv-00580 (filed January 22, 2021), Strickland v. ZAGG Inc, et al., Case 1:21-cv-00631 (filed January 25, 2021 and voluntarily dismissed February 4, 2021), Elder v. ZAGG Inc, et al. Case 1:21-cv-00672 (filed January 26, 2021) and Wilhelm v. ZAGG Inc, et al., Case 1:21-cv-00723 (filed January 26, 2021); and two lawsuits filed in the United States District Court for the District of New Jersey are captioned Rosa v. ZAGG Inc, et al., Case 1:21-cv-01415 (filed January 29, 2021) and Wurst v. ZAGG Inc, et al., Case 2:21-cv-00954 (filed January 21, 2021) (all nine lawsuits, collectively, the “Merger Litigation”)

The complaints assert, among other things, that the Proxy Statement filed by ZAGG in connection with the Merger contained alleged material misstatements and/or omissions in violation of federal law. ZAGG believes that the claims asserted in the Merger Litigation are without merit and that no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the Merger Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, ZAGG has determined to voluntarily supplement the Proxy Statement and will be filing supplemental proxy materials relating to the Proxy Statement. Nothing in this Current Report on Form 8-K or in any other filings related to these matters shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth. To the contrary, ZAGG specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

In addition, ZAGG intends to send the following text message to each ZAGG stockholder: “Dear ZAGG Inc Stockholder: The special meeting to approve the merger with Evercel, Inc. is 10 days away. PLEASE call 855-208-8901 to vote today!” ZAGG also intends to send the below email message to each ZAGG stockholder:

“Dear ZAGG Inc Stockholder,

ZAGG Inc’s special meeting of shareholders is scheduled for February 18th, 2021. As a stockholder, your vote is of the utmost importance to the company and the Board of Directors wants to be sure you have a chance to cast your vote.

MEETING DATE: February 18th, 2021 for Shareholders as of January 14th, 2021

Proposals to be voted on:
1)          The Merger Proposal
2)          The Adjournment Proposal
3)          The Compensation Proposal

The Board of Directors unanimously recommends that you vote or give instruction to vote “FOR” each of those proposals.

The following materials regarding the meeting are available for your review:

Proxy Statement – Click Here

To vote you can call the Company's proxy solicitor, Okapi Partners LLC, toll-free at 1-855-208-8901 to quickly vote your account(s) over the phone. Voting will take less than 2 minutes of your time.

Your vote is needed, even if you sold your shares.

Thank you for your support!”

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed relevant materials with the Securities and Exchange Commission (the "SEC"), including the Proxy Statement on Schedule 14A. Promptly after filing the Proxy Statement with the SEC, the Company mailed the Proxy Statement to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company's stockholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction are included in the proxy statement relating to such transaction filed with the SEC. You may obtain information about the Company’s executive officers and directors in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website (www.zagg.com).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will,” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our outlook for the Company, the duration of salary reductions, workforce reductions and other cost-cutting measures as a result of the COVID-19 pandemic, and the impact of additional borrowings and statements that estimate or project future results of operations or the performance of the Company.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

a.	the risk that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise;
b.	the failure to obtain stockholder approval;
c.	the risk that the transaction does not close when anticipated, or at all, including the risk that the requisite regulatory approvals may not be obtained;
d.	matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction;

e.	there may be a material adverse change of ZAGG or its business may suffer as a result of uncertainty surrounding the transaction;
f.	the transaction may involve unexpected costs, liabilities, or delays;
g.	the adverse impact of competitive product announcements;
h.	revenues and operating performance;
i.	changes in overall economic conditions and markets, including the current credit markets;
j.
the impacts of certain environmental and health risks, including the recent COVID-19 pandemic and its potential impact on the Company’s operations, sourcing from China, and future demand for the Company’s products for an uncertain duration of time;

k.	the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers;
l.	building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products;
m.	the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple®, Samsung®, and Google®;
n.	changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google;
o.	the ability to successfully integrate new operations or acquisitions;
p.	the impacts of inconsistent quality or reliability of new product offerings;
q.	the impacts of lower profit margins in certain new and existing product categories, including certain mophie products;
r.	the impacts of changes in economic conditions, including on customer demand;
s.	managing inventory in light of constantly shifting consumer demand;
t.
the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents;

u.
changes in U.S. and international trade policy and tariffs, including the effect of increases in U.S.-China tariffs on selected materials used in the manufacture of products sold by the Company which are sourced from China;

v.	adoption of or changes in accounting policies, principles, or estimates; and
w.	changes in the law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes.

Any forward-looking statement made by us in this report speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: February 9, 2021	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)